	Credit Suisse First Boston Mortgage Securities Corp.	Contact:
	Home Equity Pass-Through Certificates, Series 2005-HT1	Kristy Frideres
Account Administrator
	STATEMENT TO CERTIFICATEHOLDERS	651-495-2124
	Section 4.04 of the PSA, dated January 1, 2005	kristy.frideres@usbank.com
Distribution Date:	25-Apr-05

		Original	Beginning				Interest		Ending
		Certificate	Certificate	Principal	Interest	Realized Loss	Shortfall	Total	Certificate
Class	Cusip	Face Value	Balance (1)	Distribution	Distribution	of Principal	Amount	Distribution	Balance (1)
A-1	437084HJ8	$420,000,000.00	$411,170,186.56	$10,197,041.22	$1,090,514.71	N/A	$0.00	$11,287,555.93	$400,973,145.34
A-2	437084HK5	$105,000,000.00	$102,792,546.64	$2,549,260.31	$277,054.47	N/A	$0.00	$2,826,314.78	$100,243,286.33
A-3	437084HL3	$299,000,000.00	$292,054,074.17	$8,196,314.00	$777,107.22	N/A	$0.00	$8,973,421.22	$283,857,760.17
A-IO-1	437084HM1	$206,000,000.00	$201,504,201.84	$0.00	$1,207,289.14	N/A	$0.00	$1,207,289.14	$196,268,547.96
A-IO-2	437084JA5	$920,000,000.00	$920,000,000.00	$0.00	$0.00	N/A	$0.00	$0.00	$880,000,000.00
A-IO-S	437084JC1	$1,000,000,050.00	$982,016,807.80	$0.00	$192,697.34	N/A	$0.00	$192,697.34	$962,880,313.35
M-1	437084HQ2	$34,500,000.00	$34,500,000.00	$0.00	$97,443.33	$0.00	$0.00	$97,443.33	$34,500,000.00
M-2	437084HR0	$31,000,000.00	$31,000,000.00	$0.00	$88,091.67	$0.00	$0.00	$88,091.67	$31,000,000.00
M-3	437084HS8	$20,500,000.00	$20,500,000.00	$0.00	$59,136.81	$0.00	$0.00	$59,136.81	$20,500,000.00
M-4	437084HT6	$17,500,000.00	$17,500,000.00	$0.00	$53,195.14	$0.00	$0.00	$53,195.14	$17,500,000.00
M-5	437084HU3	$15,500,000.00	$15,500,000.00	$0.00	$47,783.06	$0.00	$0.00	$47,783.06	$15,500,000.00
M-6	437084HV1	$15,000,000.00	$15,000,000.00	$0.00	$47,533.33	$0.00	$0.00	$47,533.33	$15,000,000.00
M-7	437084HW9	$13,500,000.00	$13,500,000.00	$0.00	$48,011.25	$0.00	$0.00	$48,011.25	$13,500,000.00
B-1	437084HX7	$11,000,000.00	$11,000,000.00	$0.00	$40,256.94	$0.00	$0.00	$40,256.94	$11,000,000.00
B-2	437084HY5	$10,000,000.00	$10,000,000.00	$0.00	$43,916.67	$0.00	$0.00	$43,916.67	$10,000,000.00
B-3	437084HZ2	$7,500,000.00	$7,500,000.00	$0.00	$46,302.92	$0.00	$0.00	$46,302.92	$7,500,000.00
X	437084JE7	$1,000,000,050.00	$982,016,807.80	$0.00	$7.86	N/A	$0.00	$7.86	$962,880,313.35
R	437084HN9	$25.00	$0.00	$0.00	$0.00	N/A	$0.00	$0.00	$0.00
R-II	437084HP4	$25.00	$0.00	$0.00	$0.00	N/A	$0.00	$0.00	$0.00
Total		$1,000,000,050.00	$982,016,807.37	$20,942,615.53	$4,116,341.86	$0.00	$0.00	$25,058,957.39	$961,074,191.84

(1) Classes A-IO-1, A-IO-2, A-IO-S and X are IO Certs, and the Balances reflected for these Certs are Notional Amounts

			Interest		Ending		Current
	Principal	Interest	Carry-forward	Total	Certificate		Pass-Through
Class	Distribution	Distribution	Amount	Distribution	Balance	Class	Interest Rate
A-1	$24.27866957	$2.59646360	$0.00000000	$26.87513317	$954.69796510	A-1	3.08000%
A-2	$24.27866962	$2.63861400	$0.00000000	$26.91728362	$954.69796505	A-2	3.13000%
A-3	$27.41242140	$2.59902080	$0.00000000	$30.01144221	$949.35705742	A-3	3.09000%
A-IO-1	$0.00000000	$5.86062689	$0.00000000	$5.86062689	$952.75994155	A-IO-1	5.15000%
A-IO-2	$0.00000000	$0.00000000	$0.00000000	$0.00000000	$956.52173913	A-IO-2	0.00000%
A-IO-S	$0.00000000	$0.19269733	$0.00000000	$0.19269733	$962.88026521	A-IO-S	0.23547%
M-1	$0.00000000	$2.82444435	$0.00000000	$2.82444435	$1,000.00000000	M-1	3.28000%
M-2	$0.00000000	$2.84166677	$0.00000000	$2.84166677	$1,000.00000000	M-2	3.30000%
M-3	$0.00000000	$2.88472244	$0.00000000	$2.88472244	$1,000.00000000	M-3	3.35000%
M-4	$0.00000000	$3.03972229	$0.00000000	$3.03972229	$1,000.00000000	M-4	3.53000%
M-5	$0.00000000	$3.08277806	$0.00000000	$3.08277806	$1,000.00000000	M-5	3.58000%
M-6	$0.00000000	$3.16888867	$0.00000000	$3.16888867	$1,000.00000000	M-6	3.68000%
M-7	$0.00000000	$3.55638889	$0.00000000	$3.55638889	$1,000.00000000	M-7	4.13000%
B-1	$0.00000000	$3.65972182	$0.00000000	$3.65972182	$1,000.00000000	B-1	4.25000%
B-2	$0.00000000	$4.39166700	$0.00000000	$4.39166700	$1,000.00000000	B-2	5.10000%
B-3	$0.00000000	$6.17372267	$0.00000000	$6.17372267	$1,000.00000000	B-3	6.39529%
X	$0.00000000	$0.00000786	$0.00000000	$0.00000786	$962.88026521	R	3.09000%
						R-II	3.09000%
						LIBOR	2.85000%

For additional information regarding the Mortgage Loans serviced by Select Portfolio Servicing, Inc., please contact Select Portfolio Servicing, Inc. at csfbdeals@spservicing.com.

	Credit Suisse First Boston Mortgage Securities Corp.	Contact:
	Home Equity Pass-Through Certificates, Series 2005-HT1	Kristy Frideres
Account Administrator
	STATEMENT TO CERTIFICATEHOLDERS	651-495-2124
	Section 4.04 of the PSA, dated January 1, 2005	kristy.frideres@usbank.com
Distribution Date:	25-Apr-05

		GROUP 1	GROUP 2	TOTAL
(i)	Principal Distributions:
	Beginning Balance	615,260,788.22	353,224,780.99	968,485,569.21
	Scheduled Principal	329,129.76	181,085.21	510,214.97
	Prepayments (Includes Curtailments)	11,177,320.35	7,214,956.37	18,392,276.72
	Net Liquidation Proceeds	0.00	0.00	0.00
	Loan Purchase Prices	0.00	0.00	0.00
	Total Principal Remittance	11,506,450.11	7,396,041.58	18,902,491.69
	Net Realized Losses	0.00	0.00	0.00
	Ending Balance	603,754,338.11	345,828,739.41	949,583,077.52
	Ending Count	4,163	1,760	5,923

(ii)	Aggregate Ending Collateral Balance	614,451,613.20	348,428,700.15	962,880,313.35

(iii)	Ending Overcollateralization Amount	1,806,121.51

(iv)	Prefunding Account:
	Beginning Balance	53,311,242.40	10,500,617.63	63,811,860.03
	Subsequent Transfer	42,509,997.69	7,875,938.54	50,385,936.23
	Added to available certificate principal	103,969.62	24,718.35	128,687.97
	Amount on Deposit in Prefunding Account	10,697,275.09	2,599,960.74	13,297,235.83
	*Ending Amounts include a Subsequent Transfer on 4/22/2005
(v)	Interest Distributions:
	Scheduled Interest - Net of Serv Fee & LPMI & Dividend Rewards	3,536,132.35	2,006,019.07	5,542,151.42
	Less Relief Act Interest Shortfall	162.31	0.00	162.31
	Less Net Prepayment Interest Shortfall	0.00	0.00	0.00
		3,535,970.04	2,006,019.07	5,541,989.11
(vi)	Capitalized Interest Account:
	Beginning Balance			221,563.60
	less: Capitalized Interest Requirement	39,377.14	9,568.56	48,945.70
	less: Withdrawal of Overfunded Interest Amount to Depositor			172,617.90
	Ending Balance			0.00

(vii)	Servicing Fee	122,419.64	88,419.07	210,838.71
	Trustee Fee	1,691.97	971.37	2,663.34
	Credit Risk Manager Fee	8,459.84	4,856.84	13,316.68
	Excess Servicing Fee	133,939.38	58,757.96	192,697.34
	LPMI	0.00	0.00	0.00

	Credit Suisse First Boston Mortgage Securities Corp.	Contact:
	Home Equity Pass-Through Certificates, Series 2005-HT1	Kristy Frideres
Account Administrator
	STATEMENT TO CERTIFICATEHOLDERS	651-495-2124
	Section 4.04 of the PSA, dated January 1, 2005	kristy.frideres@usbank.com
Distribution Date:	25-Apr-05

(viii)	Advances	Current Aggregate Advances as of determination date	1,706,361.37
		Outstanding Aggregate Advances as of end of prior calendar month	1,166,504.61

(ix)	Has Ocwen failed the Termination Test?	NO

(x)	Delinquency Information

	30-59 days delinquent		60-89 days delinquent		90 or more days delinquent
	Count	Balance	Count	Balance	Count	Balance
Group 1	88	14,055,072.55	7	993,752.79	0	0.00
Group 2	45	9,693,912.61	1	452,916.57	1	156,000.00
Total	133	23,748,985.16	8	1,446,669.36	1	156,000.00
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

	Outstanding Loans		Foreclosure		Bankruptcy		REO
	Count	Balance	Count	Balance	Count	Balance	Count	Balance	Market Value
Group 1	4,163	603,754,338.11	1	259,103.56	1	31,908.59	0	0.00	0.00
Group 2	1,760	345,828,739.41	1	85,682.16	0	0.00	0	0.00	0.00
Total	5,923	949,583,077.52	2	344,785.72	1	31,908.59	0	0.00	0.00

(xi)	Number of Loans for which Prepayment Premiums were collected	57
	Principal Balance of Loans for which Prepayment Premiums were collected	11,546,999.15
	Current amount of Prepayment Premiums	342,500.27

(xii)	Current Delinquency Rate (60+days)	0.20557%
	Rolling Three Month Delinquency Rate (60+days)	0.13397%

(xiii)	Number of Loans Repurchased	0
	Principal Balance of Loans Repurchased	0.00

(xiv)	Realized Losses incurred during the related Due Period	0.00
	Cumulative Realized Losses since Startup Day	0.00

(xv)	Weighted Average Term to Maturity of Mortgage Loans	350
	Weighted Average Gross Coupon of Mortgage Loans	7.12823%
	Weighted Average Net Coupon of Mortgage Loans	6.60843%

	Credit Suisse First Boston Mortgage Securities Corp.	Contact:
	Home Equity Pass-Through Certificates, Series 2005-HT1	Kristy Frideres
Account Administrator
	STATEMENT TO CERTIFICATEHOLDERS	651-495-2124
	Section 4.04 of the PSA, dated January 1, 2005	kristy.frideres@usbank.com
Distribution Date:	25-Apr-05

(xvi)	Aggregate number of Mortgage Loans in the pool	5,923

(xvii)	Insured Payment on Class A	0.00

(xviii)	Senior Enhancement Percentage	17.92657%

(xxvi)	Deposit to Basis Risk Reserve Fund	0.00
	Basis Risk Reserve Fund Balance	0.00

(xxvii)	Group 1 Senior Class Int Rate Cap
	Beginning Balance	0.00
	Deposits	0.00
	Withdrawal to cover Clas A-1 & A-2 Basis Risk	0.00
	Withdrawal to pay Class X	0.00
	Ending Balance	0.00

(xxviii)	Group 2 Senior Class Int Rate Cap
	Beginning Balance	0.00
	Deposits	0.00
	Withdrawal to cover Class A-3 Basis Risk	0.00
	Withdrawal to pay Class X	0.00
	Ending Balance	0.00
(xix)
	Subordinate Class Int Rate Cap
	Beginning Balance	0.00
	Deposits	0.00
	Withdrawal to cover Subordinate Basis Risk	0.00
	Withdrawal to pay Class X	0.00
	Ending Balance	0.00
(xx)
	Number of Designated Mortgage Loans in which a WFBNA transfer has occurred	1,201
	Balance of Designated Mortgage Loans in which a WFBNA transfer has occurred	210,043,987.61
(xxi)
	Number of Designated Mortgage Loans in which a WFBNA transfer has not occurred	0
	Balance of Designated Mortgage Loans in which a WFBNA transfer has not occurred	0.00
(xxii)
	Aggregate stated Principal Balance by Servicer
	Wells	550,437,606.04
	Ocwen	197,607,558.73
	SPS	220,440,404.44
		968,485,569.21